UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 17, 2005



                       TELZUIT MEDICAL TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          ---------------------------

                        COMMISSION FILE NUMBER  001-15034


           FLORIDA                                        01-0656115
(STATE OR OTHER JURISDICTION OF                          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NO.)


   5422 CARRIER DRIVE, SUITE 306
        ORLANDO, FLORIDA                                      32819
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


                                 (407) 354-1222
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

FINANCIAL  COMMUNICATIONS  SERVICES  AGREEMENT

     On November 17, 2005, Telzuit Medical Technologies, Inc. (the "Company") entered into a Financial Communications Services Agreement (the "Services Agreement") with Brainerd Communicators, Inc. ("Brainerd"), pursuant to which Brainerd will work directly with management on message development and implementing initiatives to build awareness of the Company among key financial audiences.

     The Services Agreement is for a term of six (6) months, commencing on November 18, 2005 and expiring on May 17, 2006. The Services Agreement shall automatically renew thereafter on a monthly basis unless either party provides the other party with sixty (60) days prior written notice of its intent to not so renew. Pursuant to the terms of the Services Agreement, Brainerd is entitled to receive compensation of $10,000 per month, payable on the first business day of each month.

     The foregoing description is qualified in its entirety by reference to the Services Agreement, a copy of which appears as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in response to this Item 1.01.

BAUM  CONSULTING  AGREEMENT

     On November 17, 2005 (the "Effective Date"), the Company entered into a consulting agreement with Mark L. Baum (the "Baum Consulting Agreement") to provide consulting services relating to management advisement, strategic planning and marketing in connection with the business, and advisory and consulting related to the Company becoming a publicly trading and reporting company.

     The Baum Consulting Agreement terminates ninety (90) days from the Effective Date. Pursuant to the terms of the agreement, Mr. Baum is entitled to receive, as compensation for services rendered, 100,000 shares of the Company's common stock, which shares shall be registered on Form S-8.

     The foregoing description is qualified in its entirety by reference to the Baum Consulting Agreement, a copy of which appears as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference in response to this
Item  1.01.

PANTHER  CONSULTING  AGREEMENT

     On November 17, 2005 (the "Effective Date"), the Company entered into a consulting agreement with James B. Panther II (the "Panther Consulting Agreement") to provide consulting services relating to management advisement, strategic planning and marketing in connection with the business, and advisory and consulting related to the Company becoming a publicly trading and reporting company.

     The Panther Consulting Agreement terminates ninety (90) days from the Effective Date. Pursuant to the terms of the agreement, Mr. Panther is entitled to receive, as compensation for services rendered, 100,000 shares of the Company's common stock, which shares shall be registered on Form S-8.

     The foregoing description is qualified in its entirety by reference to the Panther Consulting Agreement, a copy of which appears as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference in response to this
Item  1.01.

ITEM  8.01     OTHER  EVENTS

     On November 21, 2005, the Company entered into a shopping center lease (the "Lease") with Metrowest Center, Ltd. ("Metrowest") to lease space for a family medical practice. The lease is for a term of five (5) years, and annual minimum rent for the first operating year is equal to $3,795 per month, subject to annual adjustment, beginning with the second year, as set forth in more detail in the Lease.

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     On  November  17, 2005, the Company entered into a contractor agreement, as amended on November 21, 2005 (the "Construction Agreement") with Florida Construction & Design ("Florida Construction"). The Construction Agreement relates to work necessary to prepare the commercial space leased from Metrowest for operation as a medical clinic. For work performed under the Construction Agreement, Florida Construction is entitled to receive compensation for material and labor in an amount equal to $27,093.75, subject to additions and deductions pursuant to authorized change orders. The work to be performed under the contract is expected to be substantially completed on or before January 12, 2006.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

The  following  exhibits  are  filed  with  this  Form  8-K:

(c)     Exhibits.

*10.1     Services  Agreement,  dated  November  17,  2005
*10.2     Baum  Consulting  Agreement,  dated  November  17,  2005.
*10.3     Panther  Consulting  Agreement,  dated  November  17,  2005.

*     Filed  herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November  21,  2005

                                        By:  /s/Don  Sproat
                                             ----------------------------------
                                             Don Sproat
                                             President, Chief Executive Officer
                                             and Chief Financial Officer

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